PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	December 31,
	2020	2021
Cost:

Manufacturing equipment *)	$5,058	$7,238
Computers and software	128	394
Laboratory equipment	251	719
Furniture and office equipment	37	50
Cars	57	57
Leasehold improvements	34	—

	5,565	8,458

Accumulated depreciation	170	912
Depreciated cost	$5,395	$7,546